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                                                                    EXHIBIT 99.1


                  CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
     CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of Kanakaris Wireless (the "Company") for the quarterly period ended December 31, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Dated: February 25, 2003            By: /S/ ALEX F. KANAKARIS
                                                 ------------------------------
                                                 Alex F. Kanakaris
                                                 Chief Executive Officer

         In connection with the quarterly report on Form 10-QSB of Kanakaris Wireless (the "Company") for the quarterly period ended December 31, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Dated: February 25, 2003            By: /S/ DAVID THOMAS SHOMAKER
                                                 ------------------------------
                                                 David Thomas Shomaker
                                                 Acting Chief Financial Officer